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                                IMAX CORPORATION
                                   EXHIBIT 23
















CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-2076; No. 333-5720; No. 333-85815; No.
333-30956; No. 333-30970; No. 333-44412) and the Post-Effective Amendment No. 1
to Form S-8 (No. 333-5720) of IMAX Corporation of our report dated February 25, 2002 and signing our consent on March 22, 2002 relating to the consolidated financial statements and financial statement schedule of Imax Corporation, which appears in this Annual Report on Form 10-K.


                                                  /s/ PricewaterhouseCoopers LLP
                                                  Chartered Accountants
                                                  Toronto, Canada
                                                  March 22, 2002